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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 22, 2002

                          ____________________________


                               SMART & FINAL INC.

             (Exact name of Registrant as specified in its charter)


       Delaware                 001-10811                       95-4079584
(State of Incorporation)  (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)

600 The Citadel Drive, City of Commerce, California                90040
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (323) 869-7500


Item 5.  Other Events

Filed as an exhibit hereto is a News Release, dated April 22, 2002, filed by Smart & Final Inc.

The Annual Meeting of Stockholders previously scheduled for May 23, 2002 will be rescheduled to a later date.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.     Description
-----------     -----------
    99          News Release of Smart & Final Inc. dated April 22, 2002
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The Statements in this Form 8-K Current Report concerning management's expectations constitute "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward looking statements. In order to comply with the terms of the safe harbor, the Company notes that such forward looking statements are based upon internal estimates which are subject to change because they reflect preliminary information and management assumptions, and that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward looking statements. This report includes "forward looking statements" including, without limitation, statements as to the Company's liquidity and availability of capital resources.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2002             SMART & FINAL INC.


                                  By: /s/ RICHARD N. PHEGLEY
                                     -----------------------------------
                                       Richard N. Phegley
                                  Its: Senior Vice President and Chief
                                       Financial Officer